Inventories	12 Months Ended
Dec. 31, 2011
Inventories
Inventories

7.     Inventories

Inventories (principally using the LIFO method) are comprised of the following:

	December 31,
(Millions of dollars)	2011	2010	2009
Raw materials	$3,872	$2,766	$1,979
Work-in-process	2,845	1,483	656
Finished goods	7,570	5,098	3,465
Supplies	257	240	260
Total inventories	$14,544	$9,587	$6,360

We had long-term material purchase obligations of approximately $1,628 million at December 31, 2011.

During 2009 inventory quantities were reduced.  This reduction resulted in a liquidation of LIFO inventory layers carried at lower costs prevailing in prior years as compared with current costs.  In 2009, the effect of this reduction of inventory decreased Cost of goods sold in Statement 1 by approximately $300 million and increased Profit by approximately $240 million or $0.39 per share.  There were no significant LIFO liquidations during 2011 or 2010.